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                            SCHEDULE 14A INFORMATION

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                       Tenet Healthcare Corporation
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             (As printed in the Wall Street Journal on October 4, 2000)


                         Attention Tenet Healthcare Shareholders


                                    REAL PERFORMANCE.
                                      REAL PROGRESS.


      You've seen the ads and read Dr. Pearce's criticisms. The facts tell a different story. With the strong commitment of our employees and the confidence of our shareholders, the Tenet team has demonstrated real progress. The numbers speak for themselves.





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                 PROTECT YOUR INVESTMENT. CONTINUE TENET'S SOLID
               RECORD OF PROGRESS. VOTE THE WHITE PROXY CARD TODAY!

      For assistance in voting your proxy, please call our proxy solicitor,
          GEORGESON SHAREHOLDER COMMUNICATIONS INC. AT 800.223.2064
================================================================================

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